UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 20, 2013
(Date of earliest event reported: August 20, 2013)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in its Form 8-K filed with the SEC on August 15, 2013, Revlon Consumer Products Corporation (“RCPC”), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’ and together with RCPC, the ‘‘Company’’), launched  the syndication of the issuance of up to approximately $700 million of bank term loan debt (the “Acquisition Term Loans”) that RCPC would use as a source of funds to consummate the previously-disclosed pending acquisition of The Colomer Group Participations, S.L. (the “Acquisition”), pursuant to the previously-disclosed amendments to RCPC's existing bank term loan facility (as amended, the “Amended Term Loan Facility”).

The syndication of the Acquisition Term Loans was completed on August 20, 2013 and the final terms of the Acquisition Term Loans are set forth in the term sheet attached hereto as Exhibit 99.1 (the “Term Sheet”), which Term Sheet is incorporated herein by reference in its entirety.

While the Company expects to close the Acquisition in the fourth quarter of 2013, after satisfying customary closing conditions, there can be no assurances that such closing will be consummated.

The description of the Acquisition Term Loans, including as summarized in the Term Sheet, does not purport to be complete and such description is qualified by reference to the text of Amendment No. 2 to the Term Loan Agreement and the Incremental Amendment, which are filed as Exhibits 4.1 and 4.2, respectively, to RCPC’s Form 8-K filed with the SEC on August 19, 2013, and are incorporated herein by reference in their entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Term Sheet

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding the Company’s expectation to close the Acquisition in the fourth quarter of 2013 after satisfying customary closing conditions. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2012 Annual Report on Form 10-K filed with the SEC in February 2013 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2013 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including  difficulties, delays, unanticipated costs or RCPC's inability to consummate the Acquisition, in whole or in part, or changes in the expected timing of such transaction. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By: /s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: August 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Term Sheet